Exhibit 4.3
                              AMENDED AND RESTATED
                                  TIFFANY & CO.
                          1998 EMPLOYEE INCENTIVE PLAN

                                    Section 1
                                     General

     1.1 Purpose. The Tiffany & Co. Employee Incentive Plan (the "Plan") has been established by Tiffany & Co., a Delaware corporation, (the "Company") to
(i) attract and retain employees; (ii) motivate Participants to achieve the Company's operating and strategic goals by means of appropriate incentives;
(iii) provide incentive compensation opportunities that are competitive with those of other companies competing with the Company and its Related Companies for employees; and (iv) further link Participants' interests with those of the Company's other stockholders through compensation that is based on the Company's Common Stock, thereby promoting the long-term financial interests of the Company and its Related Companies, including the growth in value of the Company's stockholders' equity and the enhancement of long-term returns to the Company's stockholders.

     1.2 Participation. Subject to the terms and conditions of the Plan, the Committee shall, from time to time, determine and designate from among Eligible Individuals those persons who will be granted one or more Awards under the Plan. Eligible Individuals who are granted Awards become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards need not be identical but shall be subject to the terms and conditions specified in the Plan. Subject to the last two sentences of subsection 2.2 of the Plan, Awards may be granted as alternatives to or in replacement for awards outstanding under the Plan, or any other plan or arrangement of the Company or a Related Company (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Related Company).

     1.3 Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Initially capitalized terms used in the Plan shall be defined as set forth in the Plan (including in the definitional provisions of Section 7 of the Plan).

                                    Section 2
                                Options and SARs

     2.1 Definitions.

     (a) The grant of an "Option" entitles the Participant to purchase Shares at an Exercise Price established by the Committee. Options granted under this



1998 EMPLOYEE INCENTIVE PLAN                                              Page 1
Amended & Restated to Reflect 2 for 1 Stock Split on 7/20/99 and 7/21/2000 Amendment to Plan Approved May 18, 2000
Amendment to Plan Approved May 15, 2003
Amendment to Plan Approved May 19, 2005

          Section 2 may be either Incentive Stock Options or Non-Qualified Stock Options, as determined in the discretion of the Committee. An "Incentive Stock Option" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. A "Non-Qualified Option" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

     (b) The grant of a stock appreciation right (an "SAR") entitles the Participant to receive, in cash or Shares, value equal to all or a portion of the excess of: (a) Fair Market Value of a specified number of Shares at the time of exercise, over (b) an Exercise Price established by the Committee.

     2.2 Exercise Price. The per-Share "Exercise Price" of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a formula established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share as of the Pricing Date. For purposes of the preceding sentence, the "Pricing Date" shall be the date on which the Option or SAR is granted unless the Option or SAR is granted on a date on which the principal exchange on which the Shares are then listed or admitted to trading is closed for trading, in which case the "Pricing Date" shall be the most recent date on which such exchange was open for trading prior to such grant date; except that the Committee may provide that: (i) the Pricing Date is the date on which the recipient is hired or promoted (or similar event), if the grant of the Option or SAR occurs not more than 90 days after the date of such hiring, promotion or other event; and (ii) if an Option or SAR is granted in tandem with, or in substitution for, an outstanding Award, the Pricing Date is the date of grant of such outstanding Award. Except as provided in subsection 4.2(c), the Exercise Price of any Option or SAR may not be decreased after the grant of the Award. Neither an Option nor an SAR may be surrendered as consideration in exchange for a new Award with a lower Exercise Price.

     2.3 Exercise. Options and SARs shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee provided that no Option or SAR shall be exercisable after, and each Option and SAR shall become void no later than, the tenth (10th) anniversary date of the date of grant of such Option or SAR.

     2.4 Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

     (a) The Exercise Price may be paid by ordinary check or such other form of tender as the Committee may specify.

     (b) If permitted by the Committee, the Exercise Price for Shares purchased upon the exercise of an Option may be paid in part or in full by tendering Shares (by either actual delivery of Shares or by attestation, with such



1998 EMPLOYEE INCENTIVE PLAN                                              Page 2
Amended & Restated to Reflect 2 for 1 Stock Split on 7/20/99 and 7/21/2000 Amendment to Plan Approved May 18, 2000
Amendment to Plan Approved May 15, 2003
Amendment to Plan Approved May 19, 2005

          Shares valued at Fair Market Value as of the date of exercise). The Committee may refuse to accept payment in Shares if such payment would result in an accounting charge to the Company.

     (c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell Shares acquired upon exercise of the Option (or a sufficient portion of such Shares) and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

                                    Section 3
                               Other Stock Awards

     3.1 Definition. A "Stock Award" is a grant of Shares or of a right to receive Shares (or their cash equivalent or a combination of both).

     3.2 Restrictions on Stock Awards. Each Stock Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. These may include continuous service and/or the achievement of Performance Goals.

                                    Section 4
                          Operation and Administration

     4.1 Effective Date and Duration. Subject to approval of the stockholders of the Company at the Company's 1998 annual meeting, the Plan shall be effective as of May 1, 1998 (the "Effective Date") and shall remain in effect as long as any Awards under the Plan are outstanding; provided, however, that, no Award may be granted or otherwise made under the Plan after April 30, 2005.

     4.2 Shares Subject to Plan.

     (a) (i) Subject to the following provisions of this subsection 4.2, the maximum number of Shares that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (I) Twelve Million (12,000,000) Shares; (II) any Shares available for future awards under the Company's 1986 Stock Option Plan, as amended (the "1986 Plan") as of May 1, 1998; (III) any Shares that are represented by awards granted under the 1986 Plan which are forfeited, expire or are canceled without delivery of Shares or which result in the forfeiture of Shares back to the Company; and (IV) up to One Million (1,000,000) Shares, to the extent authorized by the Board, which are reacquired in the open market or in a private transaction after the Effective Date, provided, however that the aggregate number of shares available under categories (II), (III), and (IV), shall not exceed Three Million (3,000,000) Shares.



1998 EMPLOYEE INCENTIVE PLAN                                              Page 3
Amended & Restated to Reflect 2 for 1 Stock Split on 7/20/99 and 7/21/2000 Amendment to Plan Approved May 18, 2000
Amendment to Plan Approved May 15, 2003
Amendment to Plan Approved May 19, 2005

          (ii) Any Shares granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for delivery pursuant to new Awards granted under the Plan. To the extent any Shares covered by an Award are not delivered to a Participant or a Participant's beneficiary because the Award is forfeited or canceled, or the Shares are not delivered because the Award is settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

          (iii) If the Exercise Price of any Option granted under the Plan or the 1986 Plan is satisfied by tendering Shares to the Company (by either actual delivery or attestation) or by the Company withholding shares, only the number of Shares issued net of the Shares tendered or withheld shall be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

          (iv) Shares delivered under the Plan in settlement, assumption or substitution of outstanding awards (or obligations to grant future awards) under the plans or arrangements of another entity shall not reduce the maximum number of Shares available for delivery under the Plan, to extent that such settlement, assumption or substitution occurs as a result of the Company or a Related Company acquiring another entity (or an interest in another entity).

     (b) Subject to adjustment under paragraph 4.2(c), the following additional maximum limitations are imposed under the Plan:

          (i) The aggregate maximum number of Shares that may be issued under Options intended to be Incentive Stock Options shall be One Million (1,000,000) shares.

          (ii) The aggregate maximum number of Shares that may be issued in conjunction with Awards granted pursuant to Section 3 (relating to Stock Awards) and Section 8 (relating to Other Incentive Awards to the extent such Awards are settled with Shares) shall be One Million (1,000,000) shares.

          (iii)Unless the Committee determines that an Award to a Named Executive Officer shall not be designed to comply with the Performance-Based Exception, the following limitations shall apply:

                    (A) In any fiscal year of the Company, the aggregate number of Shares that may be granted to any Participant pursuant to any and all Awards (including Options, SARs and Stock Awards) shall not exceed Four Hundred Thousand (400,000); and



1998 EMPLOYEE INCENTIVE PLAN                                              Page 4
Amended & Restated to Reflect 2 for 1 Stock Split on 7/20/99 and 7/21/2000 Amendment to Plan Approved May 18, 2000
Amendment to Plan Approved May 15, 2003
Amendment to Plan Approved May 19, 2005

                    (B) In any fiscal year of the Company, the maximum aggregate cash payout with respect to Other Incentive Awards granted in any fiscal year of the Company pursuant to Section 8 of the Plan which may be made to any Named Executive Officer shall be Two Million Dollars ($2,000,000).

     (c) If the outstanding Shares are increased or decreased, or are changed into or exchanged for cash, property or a different number or kind of shares or securities, or if cash, property, Shares or other securities are distributed in respect of such outstanding Shares, in either case as a result of one or more mergers, reorganizations, reclassifications, recapitalizations, stock splits, reverse stock splits, stock dividends, dividends (other than regular, quarterly dividends), or other distributions, spin-offs or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of the transaction shall provide otherwise, appropriate adjustments shall be made in the number and/or type of Shares or securities for which Awards may thereafter be granted under the Plan and for which Awards then outstanding under the Plan may thereafter be exercised. Any such adjustments in outstanding Awards shall be made without changing the aggregate Exercise Price applicable to the unexercised portions of outstanding Options or SARs. The Committee shall make such adjustments to preserve the benefits or potential benefits of the Plan and the Awards; such adjustments may include, but shall not be limited to, adjustment of: (i) the number and kind of shares which may be delivered under the Plan; (ii) the number and kind of shares subject to outstanding Awards; (iii) the Exercise Price of outstanding Options and SARs; (iv) the limits specified in subsections 4.2(a)(i) and 4.2(b) above: and (v) any other adjustments that the Committee determines to be equitable. No right to purchase or receive fractional shares shall result from any adjustment in Options, SARs or Stock Awards pursuant to this paragraph 4.2(c). In case of any such adjustment, Shares subject to the Option, SAR or Stock Award shall be rounded up to the nearest whole Share.

     4.3 Limit on Distribution. Distribution of Shares or other amounts under the Plan shall be subject to the following:

     (a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933) and the applicable requirements of any securities exchange or similar entity, and the Committee may impose such restrictions on any Shares acquired pursuant to the Plan as the Committee may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the



1998 EMPLOYEE INCENTIVE PLAN                                              Page 5
Amended & Restated to Reflect 2 for 1 Stock Split on 7/20/99 and 7/21/2000 Amendment to Plan Approved May 18, 2000
Amendment to Plan Approved May 15, 2003
Amendment to Plan Approved May 19, 2005
          requirements of any Stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares. In the event that the Committee determines in its discretion that the registration, listing or qualification of the Shares issuable under the Plan on any securities exchange or under any applicable law or governmental regulation is necessary as a condition to the issuance of such Shares under an Option or Stock Award, such Option or Stock Award shall not be exercisable or exercised in whole or in part unless such registration, listing and qualification, and any necessary consents or approvals have been unconditionally obtained.

     (b)  Distribution   of  Shares   under  the  Plan  may  be  effected  on  a
          non-certificated basis, to the extent not prohibited by applicable law or the applicable rule of any stock exchange.

     4.4 Tax Withholding. Before distribution of Shares under the Plan, the Company may require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local tax withholding requirements or, in the discretion of the Committee, the Company may withhold from the Shares to be delivered and/or otherwise issued Shares sufficient to satisfy all or a portion of such tax withholding requirements. Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy any federal, state or local tax withholding requirements. Neither the Company nor any Related Company shall be liable to a Participant or any other person as to any tax consequence expected, but not realized, by any Participant or other person due to the receipt or exercise of any Award hereunder.

     4.5 Payment for Shares. Subject to the limitations of subsection 4.2 on the number of Shares that may be delivered under the Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Related Company, including the plans and arrangements of the Company or a Related Company acquiring another entity (or an interest in another entity). The Committee may provide in the Award Agreement that the Shares to be issued upon exercise of an Option or an SAR or receipt of a Stock Award shall be subject to such further conditions, restrictions or agreements as the Committee in its discretion may specify, including without limitation, conditions on vesting or transferability, and forfeiture and repurchase provisions.

     4.6 Dividends and Dividend Equivalents. An Award may provide the Participant with the right to receive dividends or dividend equivalent payments with respect to Shares which may be either paid currently or credited to an account for the Participant, and which may be settled in cash or Shares as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including reinvestment of such credited amounts in Share equivalents.



1998 EMPLOYEE INCENTIVE PLAN                                              Page 6
Amended & Restated to Reflect 2 for 1 Stock Split on 7/20/99 and 7/21/2000 Amendment to Plan Approved May 18, 2000
Amendment to Plan Approved May 15, 2003
Amendment to Plan Approved May 19, 2005

     4.7 Settlements; Deferred Delivery. Awards may be settled through cash payments, the delivery of Shares, the granting of replacement Awards, or combinations thereof, all subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may establish provisions for the deferred delivery of Shares upon the exercise of an Option or SAR or receipt of a Stock Award with the deferral evidenced by use of "Stock Units" equal in number to the number of Shares whose delivery is so deferred. A "Stock Unit" is a bookkeeping entry representing an amount equivalent to the Fair Market Value of one Share. Stock Units represent an unfunded and unsecured obligation of the Company except as otherwise provided by the Committee. Settlement of Stock Units upon expiration of the deferral period shall be made in Shares or otherwise as determined by the Committee. The amount of Shares, or other settlement medium, to be so distributed may be increased by an interest factor or by dividend equivalents. Until a Stock Unit is settled, the number of Shares represented by a Stock Unit shall be subject to adjustment pursuant to paragraph 4.2(c). Unless otherwise specified by the Committee, any deferred delivery of Shares pursuant to an Award shall be settled by the delivery of Shares no later than the 60th day following the date the person to whom such deferred delivery must be made ceases to be an employee of the Company or a Related Company.

     4.8 Transferability. Unless otherwise provided by the Committee, any Option and SAR granted under the Plan, and, until vested, any Stock Award or other Shares-based Award granted under the Plan, shall by its terms be nontransferable by the Participant otherwise than by will, the laws of descent and distribution or pursuant to a "domestic relations order", as defined in the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder, and shall be exercisable by, or become vested in, during the Participant's lifetime, only the Participant.

     4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the secretary of the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

     4.10 Award Agreements with Company; Vesting and Acceleration of Vesting of Awards. At the time of an Award to a participant under the Plan, the Committee may require a Participant to enter into an agreement with the Company (an "Award Agreement") in a form specified by the Committee, agreeing to the terms and conditions of the Plan and to such additional terms and conditions, not inconsistent with the Plan, as the Committee may, in its sole discretion, prescribe, including, but not limited to, conditions to the vesting or exercisability of an Award, such as continued service to the Company or a Related Company for a specified period of time. The Committee may waive such conditions to and/or accelerate exerciability or vesting of an Option, SAR or Stock Award, either automatically upon the occurrence of specified events (including in connection with a change of control of the Company) or otherwise in its discretion.



1998 EMPLOYEE INCENTIVE PLAN                                              Page 7
Amended & Restated to Reflect 2 for 1 Stock Split on 7/20/99 and 7/21/2000 Amendment to Plan Approved May 18, 2000
Amendment to Plan Approved May 15, 2003
Amendment to Plan Approved May 19, 2005

     4.11 Limitation of Implied Rights.

     (a) Neither a Participant nor any other person shall, by reason of the Plan or any Award Agreement, acquire any right in or title to any assets, funds or property of the Company or any Related Company whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Related Company, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Shares or amounts, if any, payable under the Plan, unsecured by the assets of the Company or of any Related Company. Nothing contained in the Plan or any Award Agreement shall constitute a guarantee that the assets of such companies shall be sufficient to pay any benefits to any person.

     (b) Neither the Plan nor any Award Agreement shall constitute a contract of employment, and selection as a Participant will not give any employee the right to be retained in the employ of the Company or any Related Company, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan or an Award. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any right as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

     4.12 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which an officer of the Company acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

     4.13 Action by Company or Related Company. Any action required or permitted to be taken by the Company or any Related Company shall be by resolution of its board of directors, or by action of one or more members of such board (including a committee of such board) who are duly authorized to act for such board, or (except to the extent prohibited by applicable law or applicable rules of any Stock exchange) by a duly authorized officer of the Company or such Related Company.

     4.14 Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

     4.15 Liability for Cash Payments. Each Related Company shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Related Company by such Participant. Any disputes relating to liability of a Related Company for cash payments shall be resolved by the Committee.



1998 EMPLOYEE INCENTIVE PLAN                                              Page 8
Amended & Restated to Reflect 2 for 1 Stock Split on 7/20/99 and 7/21/2000 Amendment to Plan Approved May 18, 2000
Amendment to Plan Approved May 15, 2003
Amendment to Plan Approved May 19, 2005

     4.16 Non-exclusivity of the Plan. Neither the adoption of the Plan by the Board of Directors of the Company nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of such Board of Directors or a committee of such Board to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock, stock options or cash bonuses otherwise than under the Plan, and such arrangements may be generally applicable or applicable only in specific cases.

                                    Section 5
                                    Committee

     5.1 Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 5.

     5.2 Selection of Committee. The Committee shall be selected by the Board and shall consist of two or more members of the Board.

     5.3 Powers of Committee. The authority to manage and control the operation and administration of the Plan shall be vested in the Committee, subject to the following:

     (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from amongst Eligible Individuals those persons who shall receive Awards, to determine who is an Eligible Individual, to determine the time or time of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, Performance Goals, restrictions, and other provisions of such Awards and Award Agreements, and (subject to the restrictions imposed by Section 6) to cancel, amend or suspend Awards. In making such Award determinations, the Committee may take into account the nature of services rendered by the Eligible Individual, the Eligible Individual's present and potential contribution to the Company's or a Related Company's success and such other factors as the Committee deems relevant.

     (b) Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements of the Performance-Based Exception and to take such action, establish such procedures, and impose such restrictions at the time Awards are granted as the Committee determines to be necessary or appropriate to conform to such requirements.

     (c) The Committee will have the authority and discretion to establish terms and conditions of Awards as the Committee determines to be necessary or



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

          appropriate to conform to applicable requirements or practices of jurisdictions outside the United States.

     (d) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreements, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

     (e) Any interpretation of the Plan by the Committee and any decision made by the Committee under the Plan is final and binding.

     (f) In controlling and managing the operation and administration of the Plan, the Committee shall act by a majority of its then members, by meeting or by writing filed without a meeting. The Committee shall maintain adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Committee may decide.

     5.4 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a Stock exchange, the Committee may allocate all or any portion of its powers and responsibilities to any one or more of its members and may delegate all or part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

     5.5 Information to be Furnished to Committee. The Company and Related Companies shall furnish the Committee with such data and information as may be requested by the Committee in order to discharge its duties. The records of the Company and Related Companies as to an Eligible Individual's or a Participant's employment, consulting services, termination of employment or services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect by the Committee. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers necessary or desirable to carry out the terms of the Plan.


                                    Section 6
                            Amendment and Termination

     6.1 Board's Right to Amend or Terminate. Subject to the limitations set forth in this Section 6, the Board may, at any time, amend or terminate the Plan.

     6.2 Amendments Requiring Stockholder Approval. Other than as provided in subsection 4.2 (c) (relating to certain adjustments to shares), the approval of the Company's stockholders shall be required for any amendment which: (i) materially increases the maximum number of Shares that may be delivered to Participants under the Plan set forth in subsection 4.2(a); (ii) increases the maximum limitations contained in



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Amendment to Plan Approved May 19, 2005

Section 4.2(b); (iii) decreases the exercise price of any Option or SAR below the minimum provided in subsection 2.2; (iv) modifies or eliminates the provisions stated in the final two sentences of subsection 2.2; or (v) increases the maximum term of any Option or SAR set forth in Section 2.3. Whenever the approval of the Company's stockholders is required pursuant to this subsection 6.2, such approval shall be sufficient if obtained by a majority vote of those stockholders present or represented and actually voting on the matter at a meeting of stockholders duly called, at which meeting a majority of the outstanding shares actually vote on such matter.

                                    Section 7
                                  Defined Terms

For the purposes of the Plan, the terms listed below shall be defined as follows:

Award. The term "Award" shall mean, individually and collectively, any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, SARs, Stock Awards and Other Incentive Awards.

Award Agreement. The term "Award Agreement" is defined in subsection 4.10.

Board. The term "Board" shall mean the Board of Directors of the Company.

Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code or of any law that is enacted to replace the Code.

Eligible Individual. The term "Eligible Individual" shall mean any employee of the Company or a Related Company. For purposes of the Plan, the status of the Chairman of the Board of Directors as an employee shall be determined by the Committee.

Fair Market Value. For purposes of determining the "Fair Market Value" of a Share, the following rules shall apply:

     (i) If the Shares are at the time listed or admitted to trading on any stock exchange, then the Fair Market Value shall be the mean between the lowest and the highest reported sales prices of the Shares on the date in question on the principal exchange on which the Shares are then listed or admitted to trading. If no reported sale of Shares take place on the date in question on the principal exchange, then the reported closing asked price of the Shares on such date on the principal exchange shall be determinative of Fair Market Value.

     (ii) If the Shares are not at the time listed or admitted to trading on a stock exchange, the Fair Market Value shall be the mean between the lowest reported bid price and the highest reported asked price of the Shares on the date in question in the over-the-counter market, as such prices are reported in a publication of



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

     general circulation selected by the Committee and regularly reporting the market price of the Shares in such market.

     (iii) If the Shares are not listed or admitted to trading on any stock exchange or traded in the over-the-counter market, the Fair Market Value shall be as determined by the Committee, acting in good faith.

Named Executive Employee. The term "Named Executive Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of covered employees, as defined in the regulations promulgated under Code section 162(m), or any successor statute.

Participant. The term "Participant" means an Eligible Individual who has been granted an Award under the Plan. For purposes of the administration of Awards, the term Participant shall also include a former employee or any person (including an estate) who is a beneficiary of a former employee and any person (including any estate) to whom an Award has been assigned or transferred as permitted by the Committee.

Performance-Based Exception. The term "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code section 162(m).

Performance Goals. The term "Performance Goals" means one or more objective targets measured by the Performance Measure, the attainment of which may determine the degree of payout and/or vesting with respect to Awards.

Performance Period. The term "Performance Period" means the time period during which Performance Goals must be achieved with respect to an Award, as determined by the Committee, but which period shall not be shorter than one of the Company's fiscal years.

Performance Measure. The term "Performance Measure" refers to the performance measures discussed in Section 9 of the Plan.

Related Companies. The term "Related Company" means

     (i) any corporation, partnership, joint venture or other entity during any period in which such corporation, partnership, joint venture or other entity owns, directly or indirectly, at least fifty percent (50%) of the voting power of all classes of voting shares of the Company (or any corporation, partnership, joint venture or other entity which is a successor to the Company);

     (ii) any corporation, partnership, joint venture or other entity during any period in which the Company (or any corporation, partnership, joint venture or other entity which is a successor to the Company or any entity that is a Related Company by



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


     reason of clause (i) next above) owns, directly or indirectly, at least a fifty percent (50%) voting or profits interest; or

     (iii) any business venture in which the Company has a significant interest, as determined in the discretion of the Committee.

Shares. The term "Shares" shall mean shares of the Common Stock of the Company, $.01 par value, as presently constituted, subject to adjustment as provided in paragraph 4.2(c) above.

                                    Section 8
                             Other Incentive Awards

     8.1 Grant of Other Incentive Awards. Subject to the terms and provisions of the Plan, Other Incentive Awards may be granted Eligible Individuals, in such amount, upon such terms, and at any time and from time to time as shall be determined by the Committee.

     8.2 Other Incentive Award Agreement. Each Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award or the means by which it will be calculated, the terms and conditions applicable to such Award, the applicable Performance Period and Performance Goals, if any, and such other provisions as the Committee shall determine, in all cases subject to the terms and provisions of the Plan.

     8.3 Nontransferability. Except as otherwise provided in the applicable Award Agreement, Other Incentive Awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or the laws of descent and distribution.

     8.4 Form and Timing of Payment of Other Incentive Awards. Payment of Other Incentive Awards shall be made in cash and at such times as established by the Committee subject to the terms of the Plan.

                                    Section 9
                           Performance-Based Exception

     9.1 Performance Measures. Unless and until the Board proposes for stockholder vote and the stockholders of the Company approve a change thereto, the Performance Measures used to determine the attainment of Performance Goals with respect to Other Incentive Awards and Stock Awards to Named Executive Employees which are designed to qualify for the Performance-Based Exception shall be any one or more of the following: (I) as reported in the Company's Annual Report to Stockholders which is included in the Company's Annual Report on Form 10-K, (A) the Company's consolidated net earnings or (B) the Company's consolidated earnings per share on a diluted basis; and (II) the Company's consolidated return on average assets in each of the



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Amendment to Plan Approved May 19, 2005
fiscal years in the Performance Period, expressed as a percentage, and then averaged over the entire Performance Period; in each of the fiscal years in the Performance Period, average assets will be computed by averaging total assets at the beginning and at the end of the fiscal year; to compute return on average assets in any such fiscal year, net earning for such fiscal year shall be divided by average assets. The Committee may appropriately adjust any evaluation of performance under a Performance Goal to exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgment or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, and (v) extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial condition and results of operations appearing in said Annual Report for the applicable year.

     9.2 Discretion to Adjust Awards/Performance Goals. The Committee may retain the discretion to adjust the determination of the degree of attainment of the pre-established Performance Goals for Awards; provided, however, that Awards which are designed to qualify for the Performance-Based Exception, and which are held by Named Executive Officers, may not be subjected to an adjustment which would yield an increased payout, although the Committee may retain the discretion to make an adjustment which would yield a decreased payout. In the event that applicable tax and/or securities laws change to permit the Committee discretion to alter the governing Performance Measure for Awards designed to quality for the Performance-Based Exception and held by Named Executive Officers without obtaining stockholder approval of such change, the Committee shall have sole discretion to make such change without obtaining stockholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards which will not qualify for the Performance-Based Exception, the Committee may make such grants without satisfying the requirements of Code
Section 162(m).

                                   Section 10
                                   Successors

     All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.



1998 EMPLOYEE INCENTIVE PLAN                                             Page 14
Amended & Restated to Reflect 2 for 1 Stock Split on 7/20/99 and 7/21/2000 Amendment to Plan Approved May 18, 2000
Amendment to Plan Approved May 15, 2003
Amendment to Plan Approved May 19, 2005